UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

August 18, 2022
Date of Report (date of earliest event reported)

Establishment Labs Holdings Inc.
(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38593	Not applicable
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification Number)
Buiding B15 and 25 Coyol Free Zone Alajuela Costa Rica
(Address of principal executive offices) (Zip Code)
+506 2434 2400
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Shares, No Par Value	ESTA	The NASDAQ Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 19, 2022, Pratip Dastidar, the Company’s Head of Global Operations, will depart from Establishment Labs Holdings Inc. (the “Company”). In accordance with his employment agreement, a form of which was previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 18, 2021, contingent upon Mr. Dastidar’s execution of a general release agreement, Mr. Dastidar will be entitled to the severance benefits specified therein. Upon Mr. Dastidar’s departure, Juan José Chacón Quirós, the Company's Chief Executive Officer, will assume the management responsibilities formerly held by Mr. Dastidar as the Company’s principal operating officer until such time that the Company assigns such management responsibilities to another individual. Biographical and other information regarding Mr. Chacón Quirós, including his business experience and arrangements with the Company, are included under “Proposal 1: Election of Directors” and “Certain Relationships and Related Party Transactions” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on April 29, 2022, which information is incorporated herein by reference.

Item 8.01. Other Events.

On August 18, 2022, the Company appointed S. Ross Mansbach to the position of General Counsel and Chief Compliance Officer of the Company, effective August 29, 2022. Mr. Mansbach previously held positions including Senior Vice President, Interim General Counsel and Corporate Secretary and Vice President, Deputy General Counsel and Corporate Secretary for Avanos Medical, Inc., a publicly traded medical device company, between November 2014 and March 2022. Prior to that time, Mr. Mansbach held positions of increasing responsibility at Kimberly-Clark Corporation for more than ten years. Earlier in his career, Mr. Mansbach was a partner at the law firm of Powell Goldstein Frazer & Murphy, now known as Bryan Cave.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ESTABLISHMENT LABS HOLDINGS INC.

Dated:	August 19, 2022	By:	/s/ Rajbir S. Denhoy
		Name:	Rajbir S. Denhoy
		Title:	Chief Financial Officer